UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 17, 2018
(Date of earliest event reported)

Data I/O Corporation
(Exact name of registrant as specified in its charter) Commission File Number: 0-10394

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items reported in this filing:

Item 7.01:  Regulation FD Disclosure

Item 7.01:  Regulation FD Disclosure

Today, Mr. Ambrose, President & CEO of Data I/O, met with Open Systems Media at ARM Tech Con, to discuss the SentriX strategy and rollout. In a wide ranging interview, Ambrose disclosed that the Company placed another SentriX system in Q3 to a partner in the USA.  He also disclosed that the Company had a sharp increase in bookings during the month of September and the first weeks of October. Finally, he commented on the Company’s strong cash position at the end of the third quarter, which we believe provides the ability to internally finance the SentriX ramp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          Data I/O Corporation

October 17, 2018                        By _/s/Joel S. Hatlen_________

                                                          Joel S. Hatlen

                                                          Vice President

                                                          Chief Operating & Financial Officer

                                                          Secretary and Treasurer